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                                                                    EXHIBIT 23.2



                    Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed registration statements on Form S-8 (Nos. 333-08575, 333-14745, 000-20710,
333-53000, 333-62356, 333-65857, 333-75199, 333-77911, 333-84641, 333-86103,
333-91111, 333-38364, 333-44224, 333-46998, 333-47000, 333-64424 and 333-64426).

                                                     /s/ ARTHUR ANDERSEN LLP

San Jose, California
March 20, 2002